CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED BALANCE SHEETS (Parenthetical)
Allowance for Notes, Loans and Financing Receivable, Current	$ 2,172	$ 192
Allowance for Other receivables and prepayments, net of provision for credit losses	39	$ 0
Allowance for Notes, Loans and Financing Receivable, Noncurrent	$ 0
Preferred Stock, Par or Stated Value Per Share	$ 0.001	$ 0.001
Preferred Stock, Shares Authorized	1,000,000	1,000,000
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0
Ordinary shares, par value	$ 0.004	$ 0.004
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	101,158,228	101,158,228
Ordinary shares, shares Outstanding	80,026,647	80,026,647